Financial Instruments - Summary of Quantitative Information About Offsetting of Derivative Financial Assets And Derivative Financial Liabilities (Details) - USD ($) $ in Millions	Mar. 31, 2020	Mar. 31, 2019
Disclosure Of Financial Instruments [Abstract]
Gross amount of recognized financial asset	$ 11	$ 48
Amount set off	(3)
Net amount presented in balance sheet	8	48
Gross amount of recognized financial liability	(68)	(2)
Amount set off	3
Net amount presented in balance sheet	$ (65)	$ (2)